MPSC Presentation

Finance Department

Five Year Progress Report

forward-looking statement…

During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”

The information in this presentation is based upon our current expectations as of the date hereof. Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements.  We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason.  Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially.
The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

agenda…

Finance department overview

5 year progress

2009 June YTD update

VP-Chief Financial Officer & Treasurer
Brian Bird [2 Employees]

- **VP & Controller**
  Kendall Kliewer [46 Employees]
- **Internal Audit & Controls Officer**
  Mike Nieman [8 Employees]
  (Reports to Audit Committee, Administratively to CFO)
- **Director Financial Planning & Analysis**
  John Kasperick [13 Employees]
- **Director Investor Relations & Corporate Strategy**
  Dan Rausch [3 Employees]
- **Director Tax**
  Wayne Hitt [6 Employees]
- **Assistant Treasurer**
  Emilie Ng [4 Employees]
- **Lead Director – IT & Utility Communications**
  Jeanne Vold [79 Employees]

NorthWestern Energy
Delivering a Bright Future

finance department org chart…

Out of 161 Finance and Information Technology & Utility
Communication employees, 121 are Montana employees.

accounting…

Accounting

Financial reporting

SEC and FERC reporting

Annual

quarterly

MPSC reporting

Annual

Support Regulatory Affairs

Accounting

Accounts Payable

Payroll

Benefits Administration

Compensation and benefits
benchmarking

Administer benefits

Medical

Retirement

Incentive

Compliance reporting

5500’s

Plan documents

achievements over past 5 years…

Accounting

Made significant improvements in
controls over financial reporting

Increased compliance and
reporting requirements

Significantly reduced external
audit fees

Significantly reduced monthly
close and reporting cycles

Reduced annual reporting cycle
by 45 days

Reduced quarterly reporting cycle
by 15 to 20 days

Currently complete pre-tax close
within 4 business days

Consistent improvement in
accounts payable process related
to support of operations and
timeliness of vendor payments

Benefits Administration

Significantly improved timeliness
of compliance reporting

Filings were three years delinquent
in 2004—now all current

Continually evaluating
compensation and benefits to
ensure they are market
competitive to attract and retain
talent

Enhanced 401(k) Plan and closed
Pension Plan to new entrants to
reduce volatility risk to company,
yet provide a competitive
retirement benefit

Improvements were accomplished while reducing headcount over the same time period.

audit…

Internal Audit

Independent, objective assurance and
consulting.  Helps organization
accomplish its objectives.

Risk management

Internal controls

Governance

Authorized by, and reports directly to,
the Audit Committee

Annual approval of Internal Audit Plan and
Charter

At least quarterly reports

Key Responsibilities -

Support management’s assessment of
internal controls over financial reporting

Operational process and project audits

Compliance reviews of contracts

Evaluate fraud risks

IIA International Standards for the
Professional Practice of Internal
Auditing

Enterprise Risk Management (ERM)

A process designed to identify, assess
and respond to risks

Audit Committee oversight

ERM Committee

70 “Risk Identifiers” throughout the
company

Incorporated into strategic planning and
corporate goals

Ongoing monitoring of risk changes

Facilitates communication!

Business Continuity

Corporate Continuity of Operations Plan

Corporate Crisis Action Team

Departmental Emergency Response Plans

Coordinate with other public entities

COSO Enterprise Risk Management
Integrated Internal Control Framework

achievements over past 5 years…

Internal Audit

Led effort to implement the requirements
of Sarbanes-Oxley

Continually improving annual independent
review of key processes

Coordinated with external auditors to
reduce fees

Re-established department which
conforms to IIA Standards

ERM

Implemented program conforming to
COSO framework

Facilitated Development of Key
Emergency Response Plans

Work Force Emergency Plan (including
Pandemic Flu Preparation)

Facilities, IT, Communications

Company Internal Controls and Compliance

Remediated Material Weakness in Internal Control in Energy Supply

Energy Risk Management Policy

Energy Supply Board

Effective front, mid, and back offices

26 documented key business processes for internal controls over financial reporting

Disclosure Committee for SEC reporting

Annual Management Fraud Risk Assessment

Corporate Risk Appetite Statement

financial planning…

Financial Planning and Analysis

Annual Budget and Operating Plan

Responsible for development of annual
operating and capital budget

Work with each area in the company for
development of annual plans

Review and approval by Board of
Directors

Monthly Internal Reporting

Responsible for timely reporting of
monthly results v budget and prior year

Numerous managerial reports by area
and activity to assist in managing
performance

Reports available by FERC level

SAP system development for reporting

Monthly Forecasting

Responsible for monthly forecasting
and expectations

External Reporting Support, Rate
Case Support, and Key Performance
Indicator development

Long-range financial modeling and
modeling of investment growth
opportunities

Provide financial modeling and analysis
for long-range planning

Provide individual financial models to
support growth initiatives

Capital Budgeting, Forecasting and
Reporting

Work with areas on annual and long-
term capital planning and needs

Provide timely monthly reporting and
capital forecasting

Mid-Office Energy Supply

Responsible for Company’s energy
risk management policies

Controlling agent on policies and
procedures between the front and mid-
office supply procurement

achievements over past 5 years…

Financial Planning and Analysis

Refined and enhanced annual budget
process

Develop budgets by operational
activities and work needs

Budget available by individual
segments, FERC level

Working to control costs to benefit all
stakeholders

Refined and enhanced monthly
forecast process

Working with all areas to provide more
accurate expectations of performance

Refined and enhanced monthly
reporting process

Developed key performance indicators
with peer comparisons reported
monthly

SAP system development and
refinement of monthly managerial
reports

Timely executive and Board reporting
of performance

Mid-Office Supply controls

Developed energy risk management
policies and controls

Minimized risk of supply function

Capital planning and reporting

Refined system to better enable timely
reporting and capital planning

Long-range planning and financial
modeling

Developed detailed models for 5-year
and 15-year financial planning needs

Developed individual financial models
and analysis for investment growth
projects

Education and training

Working with all areas of company to
understand financial basics and
expectations

Communicating stakeholders
expectations and overall balance

Local area economy expertise and
support

investor relations / corporate strategy…

Investor Relations

Inform potential shareholders

Press releases

Conference presentations

Face to face meetings

Company strategy

Updates on Company activities

Answer questions of the shareholders

Disclosure committee on SEC reports

Manage sell side research coverage

Currently 6 sell side firms cover the
Company

Corporate Strategy

Formulate the Company’s vision and
mission

Focus on relationships between
regulators, customers, communities,
employees and shareholders

Include key concepts such as
“sustainability” and future growth
concepts such as “renewable energy”
and “technology advancement”

Match current and desired cultural
values

Prioritize corporate initiatives

Ensure adequate resources to achieve
critical near-term goals

Promote management focus

Drive reporting structure

Quarterly reassessment with Senior
Management

Quarterly updates to Board

Goal is to communicate strategy and business operations to
attract a shareholder base that matches our philosophy
and investment time horizons

achievements over past 5 years…

Investor Relations

Shareholder base has morphed to
longer term holders

Hedge holdings after bankruptcy> 50%
of the shareholders

Hedge holdings now < 15% of
shareholder base

Emerged from bankruptcy with 2 sell
side coverage firms

Currently 6 sell side firms cover the
Company

Implementing Dividend Reinvestment
Plan and Employee Stock Purchase
Plan in 2009

Looking to increase the retail
shareholder base

Corporate Strategy

“Back to basic’s” company focus

“Unregulated” segment of financial
statements is gone

Future plans seek to rate base each
investment

Considering all stakeholders in key
business decisions

Improving rate stability for customers

Increasing community involvement in
spite of tough economic environment

Significant contributions to fund
employee’s pensions

Growth projects to add economic
development to service territories and
grow earnings

Advancing “renewable” initiatives for
resource rich service territories

NorthWestern’s has attracted longer term shareholders while
serving all stakeholders

tax…

Tax Department

Tax Returns

Income Tax Returns for Federal & State

Property Tax Returns by State

Sales & Use Tax Returns by State

Income Tax Accrual for Financial Statements for SEC, FERC,
& State Commissions

Tax Audits

Income Tax for Federal & State

Property Tax by State

Sales & Use Tax by State

Goal is to minimize corporate tax liabilities within the confines of applicable federal and state tax laws.

achievements over past 5 years…

Tax Department

Reduced the effective tax rate from 41% to 36.5% and are
working to reduce it further.

Negotiated 4-year settlement in Montana achieving lower
property taxes.

Improvements in sales & use tax process has eliminated
unexpected adverse South Dakota tax audit assessments.

As of year-end 2008, NOL as filed is $350 million offset by IRS tax audit reserve of $201 million yielding $149 million as
accrued.

Reduction in corporate tax liabilities will yield value for
NorthWestern’s customers and shareholders.

treasury…

Treasury

Cash Management

Bank account management

Cash forecasting

Investments

Short-term borrowing

Credit

Seek credit from counter parties

Counterparty credit evaluation / determination

Collateral management

Corporate Finance (Capital Management)

Debt financing / management

Equity financing

Cost of capital support

Rating Agency and Bank Relations

achievements over past 5 years…

Treasury

Refinanced all long term debt to all in cost less
than 6%

Provided persuasive case to rating agencies
that ratings should be higher

Successful outcome on Colstrip lease buyouts
and rate-basing efforts

Instrumental in selling many of non-core assets

Provided tremendous amount of credit capacity
with our energy supply partners

audit committee – role…

Quarterly –

Review and Certify 10-Q

Assessment of Internal Controls Over Financial Reporting

Review Earnings Press Release

Report from Deloitte

Recommend Dividend Payment

Internal Audit Update

General Counsel Update, including Compliance Line Report

Executive Sessions (management, auditor, internal audit)

Annually –

Review quality of auditor and engagement letter and fee proposal

Review ERM program and top priority risks

Review Management’s Annual Fraud Risk Assessment

Review Energy Supply Risk Management Quality Assurance

Review officer expenses and aircraft use

Review Charter and Code of Business Conduct and Ethics

Approve Internal Audit Charter and Annual Internal Audit Plan

Approve Audit Committee Report in proxy statement

Conduct self-evaluation

As necessary –

Approve non-audit services (tax)

Recommend approval of equity and debt financings

Audit Committee of the Board

Steve Adik

Phil Maslowe

Lou Peoples

Dana Dykhouse

5 year progress…

Improving controls

Stronger financial position

Investing in the business

Funding pension plan

Stock performance in-line with 11 peers

Credit ratings improving

Attractive refinancing & improved liquidity

($000's)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2005
2006
2007
2008
NWE Net Income
Ammondson Verdict (after-tax)

NorthWestern Energy
Delivering a Bright Future

net income…

12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Authorized ROAE's in Utility Space
2005
2006
2007
2008
NWE Return on Average Equity
Ammondson Verdict

NorthWestern Energy
Delivering a Bright Future

return on average equity …

Authorized Return on Average Equity (ROAE) of 10-11% in utility space

Gas Transmission / Supply 16%
Other 1%
Gas Distribution 9%
Electric Distribution 41%
Electric Transmission 25%
Electric Generation / Supply 9%

Nebraska 0%
Other 1%
South Dakota 29%
Montana 69%

2008 Net Income by Business

Electric Distribution			
South Dakota / Nebraska	$	17,799	26.3%
Montana		9,708	14.4%
Total		27,507	40.7%
Electric Transmission		16,704	24.7%
Electric Generation / Supply		5,850	8.7%
Gas Distribution			
South Dakota / Nebraska		2,138	3.2%
Montana		4,112	6.1%
Total		6,250	9.2%
Gas Transmission / Supply		10,799	16.0%
Other		491	0.7%
TOTAL	$	67,601	100.0%

2008 Net Income by State

Montana	$	46,835	69.3%
South Dakota		19,676	29.1%
Nebraska		281	0.4%
Other		829	1.2%
TOTAL	$	67,601	100.0%

NorthWestern Energy
Delivering a Bright Future

2008 NWE net income composition…

why does return on equity matter …

The Shareholders own our company

They elect a Board of Directors

The Board appoints a Chief Executive Officer – with his executive team, they are responsible for the operation of the Company

Shareholders have expectations for return on equity

If we fail to provide a competitive rate of return on equity we may have difficulty attracting future capital for the Company.

Underperforming share price may potentially attract non-utility type investors.

These investors may require

a higher than utility average return

actions that provide short-term benefits to shareholders in exchange for long-term stability for all stakeholders

Year Ended December 31, 2008

Cash	11,292	Accounts Payable	94,685
Restricted Cash	14,727	Other Current Liabilities	264,654
Accounts Receivable, Net	155,672	Capital Leases	37,991
Inventories	70,741	Long & Short Term Debt	862,056
Prepaid Energy Supply	2,734	Other Non-current Liabilities	739,118
Other Current Assets	58,251	**Total Liabilities**	**$ 1,998,504**
Goodwill	355,128		
Property Plant & Equipment, net	1,839,699	**Shareholders' Equity**	**$ 763,533**
Other Non-current Assets	253,793		
Total Assets	**$ 2,762,037**	**Total Liabilities + Equity**	**$ 2,762,037**

Capitalization:

Long & Short Term Debt	862,056		
Shareholders' Equity	763,533	Total Debt / Capitalization =	53.0%
Total Capitalization	**$ 1,625,589**		

NorthWestern Energy

Delivering a Bright Future

balance sheet…

12/31/2008 Debt to Capitalization 53.0%

Target of 50 – 55%

Year Ended December 31, 2008
Net Income	$ 67,601
Depreciation	85,071
Deferred income taxes	42,587
Other miscellaneous non cash adjustments	4,677
Changes in Working Capital	(1,610)
Cash provided by continuing operating activities	198,326
PP&E additions	(124,563)
Proceeds from sale of assets	200
Cash used in continuing investing activies	(124,363)
Dividends on Common Stock	(49,833)
Borrowings (Repayments) of Debt	54,645
Treasury stock activity	(78,706)
Financing Costs	(1,550)
Cash used in continuing financing activies	(75,444)
Beginning Cash	12,773
Increase (Decrease) in Cash and Cash Equivalents	(1,481)
Ending Cash	$ 11,292

NorthWestern Energy
Delivering a Bright Future

cash flow…

Ample Cash Flow to reinvest in business

Cash Flow from Operations

capital spending…

As most companies nationally have cut back capital investments
NorthWestern Energy’s Capital spend continues to grow

Historic and 2009 Budget Utility Capital

-

20,000

40,000

60,000

80,000

100,000

120,000

2005 A

2006 A

2007 A

2008 A

2009 B

SD Regulated

MT Regulated

$109M

$82M

Avg Annual

increase

7.1%

2008A	
Labor Expense	74,657	33%
Pension & Benefits Expense	67,096	30%
Contractor Expense	44,315	20%
Materials Expense	19,941	9%
Operation & other Expenses	17,245	8%
Travel Expense	2,910	1%
Total OG&A Expense	**$226,164**	**100%**

NorthWestern Energy
Delivering a Bright Future

OG&A expense…

Labor, Pension & Benefits alone comprise 63% of our total
OA&G expense.

Labor Expense
Pension & Benefits Expense
4.8% CAGR
4.1% CAGR
($Millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
2005A
2006A
2007A
2008A
2009B

NorthWestern Energy
Delivering a Bright Future

people costs…

Compounded Annual Growth Rate (CAGR) of 4.8% in total due to new hires, cost of living increases, and increased pension
expense.

Expense
Cash Funding
($Millions)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$10.4
$10.2
$20.4
$31.4
$23.3
$18.0
$22.9
$22.6
$31.3
$32.7
$33.2
$92.9
2004
2005
2006
2007
2008
2009 F

NorthWestern Energy
Delivering a Bright Future

pension expense vs funding…

Significant pension increases due to past market conditions.
Prefunding in 2009 to take advantage of low equity market
conditions.

Stock Price since Emergence (11/2/04 - 8/18/09)
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
NWE
11 Peer Avg.
11/2/2004
2/2/2005
5/2/2005
8/2/2005
11/2/2005
2/2/2006
5/2/2006
8/2/2006
11/2/2006
2/2/2007
5/2/2007
8/2/2007
11/2/2007
2/2/2008
5/2/2008
8/2/2008
11/2/2008
2/2/2009
5/2/2009
8/2/2009

NorthWestern Energy
Delivering a Bright Future

stock performance…

shareholder mix…

Shareholder mix continues to morph

More mutual funds, which includes index funds

More bank management divisions and investment banker asset
management

12/31/2008

3/31/2009

6/30/2009

Ave of peers

@ 6-30-09

Institutional:

Investment advisor

37%

36%

36%

25%

Hedge funds

31%

24%

13%

5%

Mutual Fund

20%

24%

28%

27%

Brokers & Banks

2%

7%

16%

8%

Pension Fund

2%

2%

2%

2%

Other

1%

2%

1%

1%

Total Institutional

94%

95%

96%

68%

Retail

6%

5%

4%

32%

Total

100%

100%

100%

100%

Source: SNL

Annual Dividend Per Share
Dividend Payout Ratio
Dividend Per Share
Dividend Payout Ratio
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2005
2006*
2007
2008
* 2006 Payout Ratio adjusted to exclude impacts of Ammondson Verdict ($0.32)

NorthWestern Energy
Delivering a Bright Future

dividend history…

Long-term targeted Dividend Payout Ratio of 60-70%

NWE Credit Rating History
A-/A3/A-
BBB+/Baa1/BBB+
BBB/Baa2/BBB
BBB-/Baa3/BBB-
BB+/Ba1/BB+
BB/Ba2/BB
BB-/Ba3/BB-
Investment Grade
2005
2006
2007
2008
2009
S&P Secured
S&P Unsecured
Moody's Secured
Moody's Unsecured
Fitch Secured
Fitch Unsecured

S&P Long Term Issuer Ratings
* S&P ratings not available for parent companies MGEE & UNS
A
A-
BBB+
BBB
BBB-
BB+
BB
BB-
B+
B
B-
-
PNM
AVA
BKH
EDE
WR
IDA
NWE
ALE
POR
WC
MGEE*
UNS*
Avg

NorthWestern Energy
Delivering a Bright Future

improving credit ratings…

Secured Ratings

S&P                  A-

Moody’s      A3

Fitch                 BBB+

NWE credit ratings
now better than
peer average
shown here.

As of 10/31/04		12/31/05 Forecast	
TRANSMISSION & DISTRIBUTION:				
	Amount	Interest	Amount	Interest
POLLUTION CONTROL BONDS				
South Dakota / Nebraska	$ 21,350,000	5.88%		
Montana	$ 170,205,000	6.02%	$ 170,205,000	4.65%
MORTGAGE BONDS				
South Dakota / Nebraska	$ 223,075,000	7.19%	$ 119,000,000	5.96%
Montana	$ 445,297,000	7.33%	$ 311,000,000	5.95%
NON RATE BASE DEBT				
Montana - Gas Transition Bond	$ 42,450,365	6.20%	$ 19,085,000	6.20%
	$ 902,377,365	6.96%	$ 619,290,000	5.60%
GENERATION:				
	Amount	Interest	Amount	Interest
Montana Mortgage Bonds	$ -		$ 305,000,000	6.23%
TOTAL				
Total Debt and Average Debt Cost	$ 902,377,365	6.96%	$ 924,290,000	5.81%

NorthWestern Energy
Delivering a Bright Future

declining interest rates…

1.) Interest rate does not include other costs of debt such as debt issuance expenses, discounts or premiums, and losses on reacquired debt.

2.) $305 million of Montana Mortgage Bonds includes the $55 million 30 year new issue priced at 5.71% in September and expected to close mid October 2009.

2

1

1

Available Credit
Collateral Posted
($Millions)
$400
$350
$300
$250
$200
$150
$100
$50
$-
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

NorthWestern Energy
Delivering a Bright Future

improving counterparty credit position…

Improving credit ratings has resulted in enhanced counterparty credit and reduced collateral requirements.

Total Cash Capacity
Goal: >$100M Liquidity
Dollars (000s)
325000
300000
275000
250000
225000
200000
175000
150000
125000
100000
75000
50000
25000
0
-25000
-50000
-75000
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Cash Balance - Actual
Revolver Availability

NorthWestern Energy

Delivering a Bright Future

ample liquidity…

Bank of America (Lead Arranger, Admin Agent)	$35MM
JPMorgan (Syndication Agent)	$35MM
Union Bank of California (Documentation Agent)	$30MM
US Bank (Documentation Agent)	$30MM
Deutsche Bank	$30MM
UBS	$30MM
Scotia	$20MM
Key Bank	$20MM
Credit Suisse	$20MM
Total	$250MM

NorthWestern Energy
Delivering a Bright Future

$250MM unsecured revolving credit facility…

Maturity:  June 30, 2012

Pricing:  Grid based on credit ratings currently at Libor + 300bps

Financial Covenant:  Maximum Debt to Cap = 65%

Relationship Banks:

Note: First 3-year revolver executed in the Utility sector in the current economic environment

2009 June YTD performance…

2nd quarter & YTD June financials poor

Reduced guidance from $1.85-$2.00 per share
to $1.75-$1.85 per share on second quarter
earnings call.

economic environment…

Our Country is in the worst national recession in the past
25 years

MT, SD, and NE fairing better than a lot of areas

NE, SD, and MT have the 2nd lowest, 3rd lowest, and 8 th lowest unemployment respectively

Our Company has been impacted by:

reduced transmission OASIS sales,

lower SD wholesale pricing due to market demand,

increased pension funding and costs due to market
conditions, and

weather

Due to the current recession, many companies are:

reducing staff (# of unemployed nationally increased 5.5
million over the past year),

reducing capital spends,

freezing pensions,

reducing salaries, and

capital spending is being reduced as well across the nation

Unemployment rates by state, seasonally adjusted, June 2009

(U.S. rate = 9.5 percent)

MT= 6.4%
8th Lowest
ND = 4.2%
Lowest
SD = 5.1%
3rd Lowest
WY = 5.9%
4th Lowest
NE = 5.0%
OR= 12.2%
49th
ID=
8.4%
NV= 12.0%
47th
CA=
11.6%
MI =15.2%
Highest
10.0% or over
7.0% to 9.9%
6.0% to 6.9%
5.0% to 5.9%
4.0% to 4.9%
3.0% to 3.9%
2.0% to 2.9%
1.9% or below
SOURCE: Bureau of Labor Statistics
Local Area Unemployment Statistics

NorthWestern Energy
Delivering a Bright Future

we are fairing better…

($000's)	Six Months Ended June 30,		
	2009	2008	Variance
Operating Revenues	606,616	662,481	(55,865)
Cost of Sales	314,850	378,438	(63,588)
Gross Margin	291,766	284,043	7,723
Operating Expenses			
Operating, general & administrative	126,317	113,937	12,380
Property and other taxes	42,535	44,180	(1,645)
Depreciation	44,982	42,316	2,666
Total Operating Expenses	213,834	200,433	13,401
Operating Income	77,932	83,610	(5,678)
Interest Expense	(33,136)	(31,849)	(1,287)
Investment Income and Other	789	422	367
Income Before Taxes	45,585	52,183	(6,598)
Income Taxes	(16,674)	(19,229)	2,555
Net Income	28,911	32,954	(4,043)

NorthWestern Energy
Delivering a Bright Future

Overall company earnings behind prior year $4.0M or 12.3% through June

2009 June YTD financial performance …

2009 June YTD financial performance …

Earnings YTD impacted by:

Impacts of the economic downturn

Transmission OASIS sales – lack of demand in other states

SD wholesale loads – reduced pricing due to demand in MAPP
region

Slow down in customer growth and new connects

Write-offs growing but being managed – customers having
difficulty paying

Lower gas and electric loads due to weather

Bozeman gas incident and other claim costs

Increased benefit, compensation, and pension costs

Retail and Wholesale operating costs

Higher depreciation and interest expense

Reduced property tax expense